MORGAN STANLEY INVESTOR PRESENTATION SEPTEMBER 2013 CHART INDUSTRIES, INC.

Disclosure Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; the potential for negative developments in the natural gas industry related to hydraulic fracturing; changes in government energy policy or failure of expected changes in policy to materialize; competition; economic downturns and deteriorating financial conditions; our ability to manage our fixed- price contract exposure; the Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; our ability to successfully acquire or integrate new product lines or businesses, including the ability to successfully integrate those businesses; the loss of key employees and deterioration of employee or labor relations; litigation and disputes involving the Company, including product liability, contract, warranty, employment and environmental claims; the adequacy of our warranty reserves; fluctuations in foreign currency exchange and interest rates; the financial distress of third parties; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and availability of raw materials; potential future impairment of the Company’s goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; our ability to protect our intellectual property; technological security threats; additional liabilities related to taxes; the impact of severe weather; risks associated with our indebtedness, leverage, debt service and liquidity; and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events or otherwise, except as required by law. 1

GTLS: GAS TO LIQUID SYSTEMS  Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products  One of the leading suppliers in all primary markets served  Global footprint for our operations on four continents with approximately 5,000 employees  More than half of sales outside the U.S. and more than half made to the energy markets Company Overview Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets Asia 25% U.S. 44% Americas (Non-US) 6% RoW 9% Europe 16% FY 2012 Sales by Segment Energy 54% BioMedical 21% General Industrial 25% FY 2012 Sales by Region FY 2012 Sales by End-User Energy & Chemicals 32% Distribution & Storage 47% BioMedical 21% 2

GTLS: GAS TO LIQUID SYSTEMS Europe <1% Energy & Chemicals (E&C) Overview Heat Exchanger Cold Box Production Brazed Aluminium Heat Exchangers 45% Cold Boxes and LNG VIP 34% FY 2012 Sales by Product / Region Highlights  Technology leader – providing heat exchangers and cold boxes critical to LNG, Olefin petrochemicals, natural gas processing and industrial gas markets – Separation, liquefaction and purification of hydrocarbon and industrial gases  Market leader – leading industry positions worldwide  Manufacturing leader – a key global supplier of mission- critical LNG and LNG liquefaction equipment Selected Products Americas (Non-US) 3% Middle East & RoW 28% Asia 27% U.S. 41% 3 Air Cooled Heat Exchangers 21%

GTLS: GAS TO LIQUID SYSTEMS Distribution & Storage (D&S) Overview FY 2012 Sales by Product / Region Highlights  Balanced customer base – 47% of segment sales derived from products used in energy applications  Strategic footprint – manufacturing located near growing end markets and in lower-cost countries – Positioned to capitalize on strong expected LNG growth – Continued investment in key global manufacturing facilities Bulk MicroBulk Distribution Storage Selected Products Satellite LNG Storage Bulk Storage Systems 31% Packaged Gas Systems 24% VIP, Systems and Components 8% Parts, Repair and On-Site Service 9% Beverage Liquid CO2 Systems 5% LNG Terminals and Vehicle Fuel Systems 23% Americas (Non-US) 7% RoW 1% Asia 28% U.S. 46% Europe 18% 4

GTLS: GAS TO LIQUID SYSTEMS BioMedical Overview FY 2012 Sales by Product / Region Highlights  Increase in oxygen respiratory therapy expected, once Medicare competitive bidding process is completed and European economic concerns ease  Biomedical research expected to increase, led by international markets  End markets include: home healthcare and nursing homes, hospitals and long-term care, biomedical and pharmaceutical research, and animal breeding Portable Oxygen Lab Storage Stainless Steel Freezer End-Use Consumption Liquid Oxygen (LOX) Therapy Systems 36% Biological Storage Systems 30% Selected Products Americas (Non-US) 8% U.S. 41% Europe 35% Asia 15% RoW 1% 5 Non-LOX Respiratory Therapy Systems 31% Commercial Gas Generation Systems 3%

GTLS: GAS TO LIQUID SYSTEMS Global Manufacturing & Distribution Platform  Operating leverage provides the flexibility to expand and reduce capacity as needed  Major manufacturing locations include: • North America - Georgia and Minnesota for D&S and BioMedical; also New York for BioMedical; Wisconsin, Louisiana and Oklahoma for E&C • Europe - Czech Republic and Germany for D&S • Asia - China for E&C, D&S and BioMedical  Expansion of facility in Wisconsin is currently in process Manufacturing facilities are strategically located in lower-cost countries and near centers of demand Corporate Energy & Chemicals Distribution & Storage BioMedical Asia-Pacific North America Europe 6

Benefits of Using Natural Gas



ECONOMICS

- ✓ Crude oil / natural gas spread continues to be significant in U.S.
- ✓ Lower expected power costs for gas fired combined cycle plants



Gas/Oil spread assuming $4.00/mmBTU gas price*
23.20
90.00
Nat Gas (BOE)
Oil (WTI) April 2013



Levelized electricity costs (cents per kWh, 2020)
Coal 12.2
Nuclear 10.3
Wind 8.6
Gas 6.8
Capital/Fixed Costs
Variable/Fuel/Trans. Costs
Source: EIA (AEO 2013)



EMISSIONS

- ✓ The cleanest fossil fuel
- ✓ About ½ of CO_2 emissions vs. coal
- ✓ Power gen. produces minimal sulfur oxides and particulates



Emissions levels per 1 BTU (relative to coal)
56
79
100
20
98
100
0
43
100
CO_2
NO_x
SO_2
Gas
Oil
Coal
Source: EIA



ENERGY INDEPENDENCE

- ✓ Ample reserves both domestically and globally
- ✓ Reduced reliance on oil
- ✓ Growth of unconventional sources



Domestic Shale Reserves
Bakken
Marcellus
Barnett
Fayetteville
Eagle Ford
Haynesville-Bossier
Source: EIA

*BOE = Barrel of Oil Equivalent based on 1 Bbl = 5800 cu ft of gas

GTLS: GAS TO LIQUID SYSTEMS

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GTLS: GAS TO LIQUID SYSTEMS LNG Opportunities  Drill rig  Pressure pumping  Truck  Mining  Marine  Locomotives  Other high fuel use industrial applications LNG Fuel use predicted to increase, particularly in high fuel consumption applications: 8 LNG fuel supply and infrastructure expected to increase Source: Gladstein, Neandross & Associates – December 2012

GTLS: GAS TO LIQUID SYSTEMS LNG Value Chain Uniquely positioned to address the entire LNG Value Chain – liquefaction, distribution, storage and end-use – Chart brings many years of experience in LNG solutions to our customers, facilitating the use of a clean-burning, safe fuel alternative to diesel into the future. 9

GTLS: GAS TO LIQUID SYSTEMS Historical Orders and Backlog Quarter-end Backlog ($MM) 10 Quarterly Orders ($MM) 0 100 200 300 400 500 600 700 E&C D&S BioMed 0 100 200 300 400 500 600 700 D&S E&C BioMed Q2 2012 Q4 2011 Q2 2011 Q4 2010 Q2 2010 Q4 2009 Q4 2012 Q2 2013 Q2 2009 Q2 2012 Q4 2011 Q2 2011 Q4 2010 Q2 2010 Q4 2009 Q4 2012 Q2 2013 Q2 2009

GTLS: GAS TO LIQUID SYSTEMS Very Stable Business Model • Attractive industry with long-term customer relationships • Solid platform with worldwide presence and leading industry positions in all segments Summary of Investment Highlights 11 Strong Balance Sheet • Strong organic earnings should provide substantial free cash flow and liquidity • Permit continued accretive organic and inorganic growth Positioned for Significant Growth • Exploit LNG and NG growth • Opportunities with global infrastructure build-out • New product development and innovation • Expanded new business and inorganic pipeline Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas and LNG use Flexible / Low Cost Capital Structure • 7 yr. $250 million convertible notes - 2% cash interest cost • $300 million revolving credit facility, providing significant liquidity • Low net debt to EBITDA ratio provides financing opportunities for organic expansion and acquisitions